Listing Report:Supplement No. 205 dated Mar 31, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 439035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$199.04

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 2	Length of status:	12y 2m
Credit score:	680-699 (Mar-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$627	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	ebluemountain	Borrower's state:	NorthCarolina	Borrower's group:	Apple User Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (May-2009) 640-659 (May-2008)
Principal balance:	$2,122.41	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Inventory Boost with Onlne upgrades
Purpose of loan:
This loan will be used expand my eBay store with more jewelry I own (over15k) and Mac product accessories. I am a Mac geek for 14 years and with jewelry sales slow I will expand my inventory in the new auction format on eBay. I have wholesalers in place to work with. I have a perfect 100% rating after 9 years online. I will also continue to update and increase my silver and light weight gold inventory by adding from my gemstone sources as a wholesaler myself to the trade. It was a difficult xmas season for my jewelry businesses. www.emasterjeweler.com. I have some pieces that sold well but overall business online were off 50%. I have several nitche's to chase for next year and this loan will help me pay for it. I have most of what I need already as you can see by the 10k inventory in my store

My financial situation: things are tight and I am liquidating other collectable assets to support these efforts.. I have good credit around 680 considering everything my family and I have been through with car insurance companies. I was in a bad car wreck 5 years ago and couldn't work for 6 months so that hurt us a lot. We have been straight and on time ever since we got back to work. This work will general 3 to 5 times investment over the next 6-8months.
I am a good candidate for this loan because?I have successfully applied and maintained the last loan from prosper and made money. Applying these funds will just help that much more. That is an exciting prospect for 2010. Thought I would try here since I recommend it to my Business clients as an option. My banks have all dried up as we all know. They are not lending to small biz people. I even tried a refinance on my house which I own 45% of and they said why should we? The consulting which started me on prosper has been very slow and in this economy ,the people who need my help where I live really cant afford it. I am owed several thousand dollars by accounts in these hard times. I cant say when they will pay up. So, as a one man shop I felt leveraging my online store and reputation is the way to go. I am also negotiating with a local college to teach part time as well to help. My wife has a full time job as well. First one in 10 years for her,. So you can see, you wont go wrong on this business loan! I would rather go this route then some crazy new credit card. Thanks for the support!

Monthly net income: $ 3200

Monthly expenses: 2700$
??Housing: $1100
??Insurance: 200$
??Car expenses: 200$
??Utilities:300 $
??Phone, cable, internet: 110$
??Food, entertainment:300 $
??Clothing, household expenses 150$
??Credit cards and other loans: 800$
??Other expenses:100 $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$400.57

Auction yield range:	8.04% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	3y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$750	Stated income:	$0
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sauceguy	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for the summer
This loan will be used to? purchase supplies for commercially jarring popular pizza and pasta sauces and dry ready dough mix. These products will be distributed to targeted local retailers and Farmers Markets as entry points into the market. Further distribution outlets will be added as demand increases and profits reinvested into the business for continued growth.

My financial situation:
I am a good candidate for this loan because?I have an? established and growing market for my food products with individual consumers and specific local retailers having conducted semi private marketing activities over the last several years. I have a strategic plan that includes processes for slow and steady growth to penetrate the market and minimize risk.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	84%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 13	Length of status:	4y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$36,410	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Acewallone5	Borrower's state:	NewYork	Borrower's group:	Sweet Holdings Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-719 (Apr-2007) 700-719 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Wedding Loan
Purpose of loan:
This loan will be used to help us pay for our wedding. We are getting married in July.?We will be traveling to for our honeymoon. It will also be used to fence in our backyard so our dogs have a safe place to run around. We will make some minor changes to our house with the loan as well.
My financial situation:
I am a good candidate for this loan because I never miss a payment on anything. I also have already paid off a 3 year $6,000 loan through prosper ahead of schedule and never missed a payment. $85,000 Income annually (Combined)$5000 Monthly Take home pay (Combined) Expenses:$700 Mortgage, $300 Utilities, Phone, and cable, $600 Food and entertainment, $300 Student Loans, $450 Car Payment, $200 Car Insurance, $150 Gas, $100 Dog expenses, $200 Credit Cards $3000 total expenses, That will leave $2000 a Month to pay off this loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	5 / 2	Length of status:	3y 4m
Credit score:	660-679 (Mar-2010)	Total credit lines:	11	Occupation:	Postal Service
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Chervonda	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	660-679 (Latest)
Principal borrowed:	$4,600.00	< mo. late:	1 ( 3% )	540-559 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Truck FedEx Ground
Right now I am currently a FedEx Ground Independent Contractor that drives and delivers under FedEx Ground.? With the loan that I am desperately requesting I will be able to replace or repair my engine . Unfortunately I purchased and properly maintained a brand new International with a VT365 engine. Shocking news today, I was told I need to rebuild or replace the engine. I utilize this vehicle to financially support my family. For four years it has been a promising business allowing me to accomplish many goals. I have been able to purchase a home and buy, now own two cars. My yearly income has increased to $80,000 and I would have no problem repaying the loan. I successfully paid off my first loan.Thank you for any help that you can provide.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$405.57

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 12	Length of status:	17y 7m
Credit score:	780-799 (Mar-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$54,563	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pious-commitment	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Candle Supplies debt consolidation
Purpose of loan:
My wife and I own a candlemaking supplies business called Connie's Candles Inc.? We have?a warehouse/store located in Southern Ohio and also sell online at www.conniescandles.com.? We would like to use the proceeds from this loan to pay off a couple of high interest credit cards.? This would reduce our monthly interest charges along with adding to our monthly cash flow.? We will use these additional funds to increase our buying power in purchasing inventory, which in turn will increase our profitability.? Over the past several months we have implemented several other cost saving strategies such as efforts to lower heating costs, reducing payroll, and cutting advertising.? We have already seen significant results from these efforts.

My financial situation:
I believe we are good candidates because my wife and I have maintained good credit scores and have solid repayment histories on loans.? We are committed to keeping this business running for our employees and our community.? While we both own this company, my wife Connie manages the day to day operations.? I am employed by USEC (United States Enrichment Corp.) in the health physics/radiation protection field.? I have a level Q government clearance, which requires periodic background investigations, including personal and financial histories.? I feel this goes a long way in expressing how seriously I take my obligations. My thanks to all those interested in funding this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$180.86

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1986	Debt/Income ratio:	11%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 2	Length of status:	9y 2m
Credit score:	660-679 (Mar-2010)	Total credit lines:	41	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$506	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	60
Screen name:	red-commitment-wasp	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff afew bills to have only one.
Purpose of loan:?I need to catch up on a few bills,i am currently paying more each month out of pocket then the loan payment and need to get these bills paid.?

My financial situation: I am currently laid off but working part time and collecting unemployment,I expect to be called back to work at my full time job soon.My wife works full time also
Monthly net income: $ 5225
Monthly expenses: $
??Housing: $ 1325
??Insurance: $ 275
??Car expenses: $ 350
??Utilities: $?300
??Phone, cable, internet: $ 160
??Food, entertainment: $ 600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,800.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.49%	Starting borrower rate/APR:	8.49% / 8.83%	Starting monthly payment:	$214.63

Auction yield range:	3.04% - 7.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	26 / 22	Length of status:	1y 2m
Credit score:	820-839 (Mar-2010)	Total credit lines:	83	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$15,748
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Rabidrabbit21	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing
Purpose of loan:
Using a tried and true method of investing in stocks that have been stable in past years and are?currently undervalued, I will use these funds to speculate on potential stock picks.? I have invested several thousand of my own money on some of these stocks and can use my own funds to pay off this loan if need be.?
Please note, that although I have been unemployed for over a year, my investment income has sustained my standard of living for some time.? In fact, I have been building a better credit than when I was working (at least eliminating some credit card debt).? In the past year, I have been attending school, however, school will end in mid-April, when I will reenter the employment market.? I have made some contacts for a job that will pay over $75K per year and expect to start by the beginning of May.

Income:
Unemployment ~$1500.00

Expenses
Mortgage????~$1465 (includes escrow)
Car Loan????~$? 370
Car Ins???????~$ ?150
Gas/Elec????~$? 200
Other household/credit cards?~$500

Please let me know if you have any questions...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$224.47

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2006	Debt/Income ratio:	38%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	0y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$14,311	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ItalianKisses	Borrower's state:	Virginia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Desperate Need of Medical Loan
Purpose of loan:
I am currently and have previously been experiencing medical issues for over the past 4 years. I would like to receive a loan for half of the medical procedure and have the rest in cash to put down.

My financial situation:
I am currently very financially stable. I have D prosper rating because of my high revolving credit, which is there because I have a motorcycle loan that they applied to a revolving account instead of an installment loan and unfortunately, brings down my credit rating. I also have a few credit cards that have a pretty high balance because I was laid off during the economic downfall last year and was unemployed for over 6 months. I have since found a promising career with a local hospital and they are sending me to college in the fall, all expenses paid. I currently live with my mother and the only bills I am paying are my credit cards, car payment and motorcycle loan which equals to $700?a month and I gross well over $2500. I have never missed or been late on any kind of payment.

I would appreciate the help from anyone who is willing to lend a hand, I'd rather take care of this medical necessity now before it gets any worse.

Thanks in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	9y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	20	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$7,782	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	p2ploan-surge	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay down debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$324.46

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1987	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 11	Length of status:	12y 5m
Credit score:	700-719 (Mar-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$43,680	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	punctual-truth0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me on the Road to Financial Cl
Purpose of loan:
This loan will be used to? pay off my credit card debt faster help me start my way toward my financial clean-up so I can work toward retirement now that my children are taken care of.

My financial situation:
I am a good candidate for this loan because? I am a honest hard working individual and always make my payments on time - just need some help getting out of debt faster.? I need to payoff these credit cards as the min payment will take 20 years versus a 3 year loan.? Most of these balances were from helping my children attend college and with this amount I will be able to payoff 2 of my credit cards and concentrate on my other ones.? I know this is a stupid situation to be put in but with your help I can learn from this and put myself in a better position to retire in 10 years.? So please help!!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1982	Debt/Income ratio:	822%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	2 / 1	Length of status:	21y 10m
Credit score:	660-679 (Mar-2010)	Total credit lines:	17	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	Believeinus	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocation Necessary
Purpose of loan:
This loan will be used to relocate to Florida in October of this year.? The cost of moving, 4 day drive and hotel?along with the?deposit and admin fees of new apartment.? This move is required due to my health - must relocate to lower altitude.? I am on disability, since 1988, with CNS Lupus, ?and my wife currently cares for me and is compensated?by Medicare as a caregiver.?

I am confident that I can pay $250.00 per month for this loan.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.23%	Starting borrower rate/APR:	28.23% / 30.85%	Starting monthly payment:	$62.23

Auction yield range:	14.04% - 27.23%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	11.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	6%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	5y 9m
Credit score:	640-659 (Mar-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,471	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wise-dinero-percolator	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to?Pay?off my credit card debt. It's really not?high (around $1300)compared to some people but I've?only been able to pay the minimum payments and I would like?to consolidate it all?and eliminate it in the next 3-6 months through one payment and have a better financial outlook for the future.

My financial situation:
I am a good candidate for this loan because? I have a full time salaried job but since I'm relatively new to the position I won't be up for a promotion of salary increase for 18 months

Monthly net income: $ 2800 (before taxes, $2000 after)

Monthly expenses:
??Housing: $?600
??Insurance: $ 160
??Car expenses: $ 200?
??Utilities: $ 100
??Phone, cable, internet: $?180
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?150
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$213.92

Auction yield range:	8.04% - 16.00%	Estimated loss impact:	8.36%
Lender servicing fee:	1.00%	Estimated return:	7.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	7y 10m
Credit score:	720-739 (Mar-2010)	Total credit lines:	20	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,810	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hope-bearer8	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off all debt
Purpose of loan:
The purpose of this loan is to get myself into a secure financial position.

My financial situation:
My financial situation is good, I have good credit and I make all of my payments for debts on time and in full. I bought a house two years ago a ?fixer upper?. Since then I have done just about everything in my power to update it and make it a good investment. I did need to use some of my allotted credit card debt in order to do this. Once I pay off this credit card debt I will have no debt other then my mortgage and car. Currently I am responsible for paying about $640.00 a month toward credit card debt on three cards and two student loans. Should?I get funded through prosper?I will save an est. $400.00 a month.

I then plan to put as much money into 401K that I can and look at other investment opportunities so that I can be prepared for retirement. I am in my early thirties so I want to start getting as financially stable as possible. I received $8,000.00 for my tax return which I just put on debt so I am almost there!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	11.04% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	2y 11m
Credit score:	660-679 (Mar-2010)	Total credit lines:	22	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$5,106	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	first-organized-investment	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my last credit card!
Purpose of loan:
This loan will be used to pay off one last credit card! I have paid off two other credit cards in the last two months and only have one left!

My financial situation:
I am a good candidate for this loan because I am working on getting debt free and have paid off most of my debt other than the house. This is one of my last steps to becoming debt-free. This loan will lower the interest rate on the debt I have left and the interest I pay will not be going to the credit card company!

Monthly net income: $
$2,000.00
Monthly expenses: $
??Housing: $ 555.0 ????
??Insurance: $ 106.00 ????
??Car expenses: $ 200.00 ????
??Utilities: $ 175.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 80.00
??Credit cards and other loans: $ 80.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	4.50%	Starting borrower rate/APR:	5.50% / 5.84%	Starting monthly payment:	$30.20

Auction yield range:	3.04% - 4.50%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	3.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	0y 2m
Credit score:	760-779 (Mar-2010)	Total credit lines:	15	Occupation:	Student - College S...
Now delinquent:	0	Revolving credit balance:	$372	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	a-trade-lion	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College senior starting a business
Purpose of loan:
Help start a business www.boulderbooties.com. This money will help pay for IP rights and assist production costs until sales become sustainable. Boulder Booties are a product that protects the specialized climbing shoes that one wears while rock climbing.?The speciallized rubber sole is easily damaged by dirt when worn on the ground while walking between routes.? This damage makes them less ?sticky.??By nature, climbing shoes are very tight fitting, which makes putting them on and taking them off quite inconvenient.?Boulder Booties are a reusable, durable and convenient solution to this problem and increase the life and safety of the climbing shoes.? Boulder Booties has the potential to become a ?must-have? accessory for every rock climber that goes outdoors.?We actually need to generate around $10k but this is our first Prosper loan. You may request our full business plan from me if Prosper allows.

My financial situation:
Have an excellent CR with 0 missed paymnts in 8 yrs.?I am currently a senior in Aerospace Engineering at the University of TN, but I will join the USAF May of this year.?Your money is very secure with me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	13 / 11	Length of status:	0y 10m
Credit score:	780-799 (Mar-2010)	Total credit lines:	18	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$2,013	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	chrisloef	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Flipping Real Estate - Huge Results
This loan will be utilized to purchase real estate for a quick flip in Phoenix, Arizona. I quit my GREAT job in the beginning of 2009 with PricewaterhouseCoopers, LLP in order to take advantage of the fantastic opportunities that exist in real estate because of the market crash.

Why leave a great job for the unknown? Because there is SO much opportunity in the unknown...once you learn the business. In 2009, my partners and I attracted enough equity partners to purchase 140 homes for cash which were later flipped for a profit.

This loan is a test of the micro-lending platform to see if it is another place for me to start raising capital. I would much rather borrow the funds then have to pay an investor 50% or more of the profits from the deal. As we all know, banks are very tight right now and they do not particularly like people in my business.

I am worthy of this loan because I am a fantastic borrower. I pay on time and this amount is a relatively small amount for me considering our average home price is about $110k.

I appreciate your help - looking forward to showing you how we perform.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$332.33

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2007	Debt/Income ratio:	3%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 8	Length of status:	1y 9m
Credit score:	720-739 (Mar-2010)	Total credit lines:	14	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$11,170	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	exchange-maximizer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Zero Motorcycle loan
I plan to use the money to pay for a Zero DS motorcycle. I have 4 cars and 1 motorcycle which are already fully paid off. My credit rate is still building as I was living in Norway for 20 years and have only been back in the for the last 33 months so its the short credit length that is hurting my score., I have an excellent payment record both here in the US and in Norway and will set up automatic payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$361.72

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	33%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	3y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	39	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$28,489	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	AngieFL	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my credit cards, the divorce left me with debt and I am trying to pay them off, but the credit card companies are raising the interest rates and it seems all my efforts are going to waste

My financial situation:
I am a good candidate for this loan because? I always pay all my bills in time even if I have to sacrifice entertaintment

Monthly net income: $ 2,850.00

Monthly expenses: $ 2,682.00
??Housing: $ 800
??Insurance: $ 89
??Car expenses: $ 350
??Utilities: $ 75
??Phone, cable, internet: $ 157
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 811
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	29 / 27	Length of status:	8y 4m
Credit score:	680-699 (Mar-2010)	Total credit lines:	62	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$37,047	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	goodhearted-dime1	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment
Purpose of loan:
This loan will be used to?? to purchase playground equipment for the expansion of my business that I started in my home 10 years ago.

My financial situation:
I am a good candidate for this loan because?? although I have a lot of credit as you can see. I pay all my bills on time and most of my personal credit debt was to expand my business.

Monthly net income: $ 11,000

Monthly expenses: $
??Housing: $ 2900
??Insurance: $ 249.00
??Car expenses: $ 891.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 119.00
??Food, entertainment: $?400.00
??Clothing, household expenses $ 200.00?
??Credit cards and other loans: $?2100?
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1979	Debt/Income ratio:	32%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 6	Length of status:	3y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	31	Occupation:	Teacher
Now delinquent:	4	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$1,234	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	33
Screen name:	babygrads	Borrower's state:	Minnesota	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 93% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	2 ( 7% )	680-699 (Nov-2009) 680-699 (Aug-2009) 620-639 (Oct-2007) 540-559 (May-2007)
Principal balance:	$1,038.49	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
girls gradution
Purpose of loan:
This loan will be used to? spruc up the huose and yard for gradution open huose

My financial situation:
I am a good candidate for this loan because?? i have a prosper loan and never been late

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 1386
??Insurance: $ 120
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	19.04% / 21.26%	Starting monthly payment:	$179.71

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	4y 9m
Credit score:	660-679 (Mar-2010)	Total credit lines:	14	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$1,363	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	velobuyer	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
High Rate Cards/Taxes
Purpose of loan:
This loan will be used for two purposes... First, I currently have $3200 in high interest credit card debt I am looking to consolidate.? Secondly, I have an $1700 tax bill I am to secure an outside payment source for.? The requested funds will be used for the above purposes.? This is my 2nd time using Prosper.? I paid my first loan down early.

My financial situation:
I am a good candidate for this loan because my self employment status is solid.? I've been employed? nearly 5 years and love what I do.? Outdoor products are seasonal and I'm just now seeing my seasonal upswing in business; after a very slow winter (why the temporary shortfall of cash.)? Even with the economy like it it, it should be a good year.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 150
??Car expenses: $ 285
??Utilities: $ 130
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 2	Length of status:	0y 11m
Credit score:	600-619 (Mar-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	12	Revolving credit balance:	$389	Stated income:	$1-$24,999
Amount delinquent:	$7,918	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	25
Screen name:	soothing_hands77	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 42% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	9 ( 47% )	600-619 (Dec-2009) 520-539 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	2 ( 11% )
Total payments billed:	19
Description
Paying Off Bills
Purpose of loan:
This loan will be used to pay off some bills.

My financial situation:
I am a good candidate for this loan because I have had a loan with Prosper before to start my business, and paid that loan off over a year early. Just need a little help to get over a slump. I am a single mom, I had to claim bankruptcy in May of 2006, due to debt I was left with after a divorce. I am trying very hard to increase my credit rating and keep my debt as low as possible. I have a couple of bills that I would like to pay off with this money so that I can be debt free. I paid my bankruptcy off last year in April a year earlier then I was supposed to. I appreciate any help that I can get. Thanks for looking at my auction, if you have any questions please ask.

Monthly net income: $ 904.00

Monthly expenses: $ 775.00
??Housing: $
??Insurance: $ 70.00
??Car expenses: $ 385.00
??Utilities: $
??Phone, cable, internet: $ 120.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
undefined undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	13%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	9y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,884	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	32
Screen name:	balance-accord	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards, and school loans.

My financial situation:
I am a good candidate for this loan because I will use it responsibly, and pay it off in a timely manner.

Monthly net income: $ 1900.00

Monthly expenses: $
??Housing: $ 535.00
??Insurance: $ 97.00
??Car expenses: $ 100.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$405.57

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1990	Debt/Income ratio:	7%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	8y 1m
Credit score:	780-799 (Mar-2010)	Total credit lines:	27	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$1,034	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	intrepid-value7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Cards
Purpose of loan:
This loan will be used to? consolidate my credit card accounts
My financial situation:
I am a good candidate for this loan because? I do show good payment history and can pay off this loan in a few years, much less than if I do not consolidate.? I would like to free up my debt as? soon as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.80%	Starting borrower rate/APR:	9.80% / 11.90%	Starting monthly payment:	$193.04

Auction yield range:	8.04% - 8.80%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	14y 7m
Credit score:	760-779 (Mar-2010)	Total credit lines:	8	Occupation:	Pilot - Private/Com...
Now delinquent:	0	Revolving credit balance:	$1,987	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	daisy336	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
other
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 10	Length of status:	1y 1m
Credit score:	740-759 (Mar-2010)	Total credit lines:	29	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$8,109	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orbital-finance5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Debt Consolidation
Purpose of loan:
This loan will be used to consolidate credit card and student loan accounts to a manageable rate.

My financial situation:
I am a good candidate for this loan because I have never missed a loan or credit card payment, own a home and have a well paying job.?I appreciate your support as?I strive to?become debt?free and reach my personal and financial goals!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$62.21

Auction yield range:	4.04% - 6.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	4y 5m
Credit score:	780-799 (Mar-2010)	Total credit lines:	28	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$782	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Watersports	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	23 ( 100% )	780-799 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	800-819 (Aug-2009) 840-859 (Jul-2008)
Principal balance:	$1,695.15	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Reinvesting in Prosper Loans
Purpose of loan:
This loan will be used to reinvest in Prosper.

My financial situation:
I am a good candidate for this loan because I don't need the money. My?wife?and I are extremely responsible with our finances. We will have over $200,000 of equity in our house and will have it paid off in another few years.? My car is paid off.? I own a boating business?that I paid off the land and buildings?the first year?and showed profitability the second year.? I have chosen to reinvest most of the money the business makes instead of taking it as income.? I would rather invest in my future instead of pulling a bunch of profits out when I don't need them.? I also have a large 401k from my previous employer where I worked as a mechanical engineer.? My personal credit rating is over 800!? For some reason Prosper shows that my credit has gone down, but they base this number on how much you are attempting to borrow on Prosper versus monthly income.? The first decrease was given at the time of my second loan and the current decrease is because of listing this loan.? I have never been delinquent on any?loans and?pay off my credit cards every?month.? My only other mandatory expenses are my mortgage and utilities.? This is my third Prosper loan.? I have already paid my first Prosper loan off in full,?and I am now eligible for another loan.

I have been successful with my first two loans and would like to continue with these win-win loans!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$324.46

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1990	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 13	Length of status:	9y 7m
Credit score:	700-719 (Mar-2010)	Total credit lines:	38	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$271,388	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benefit-orchestra	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate
Purpose of loan:
This loan will be used to consolidate?and pay off?some bills and pay off higher interest loan.

My financial situation:
I am a good candidate for this loan because I am a full time employee that has been making $125,000 to 200,000 per year.?? I am in good standing with all current bills and do not miss payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2007	Debt/Income ratio:	11%
Basic (1-10):	3	Inquiries last 6m:	18	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	10y 2m
Credit score:	720-739 (Mar-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,533	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-magical-pound	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for Grandsons college
Purpose of loan:
This loan will be used to pay for my grandsons college

My financial situation:
I am a good candidate for this loan because? I have good credit and always pay my bills on time plus I been at my job for 10 years and make good income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2006	Debt/Income ratio:	15%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	1y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	16	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$688	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	orange-dime-zone	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of Credit Cards
Purpose of loan:
This loan will be used to consolidate small balances on store cards and major credit cards.

My financial situation:
I am a good candidate for this loan because I currently work full-time as well as work part-time as a restaurant server to earn additional income.? I am financially independent and keep current with my financial responsibilities.? I share an apartment and all expenses?with my fiance and our one-year-old son.? We are both employed and working toward paying off high interest debt.

Monthly net income: $
Net take-home (monthly) from my full-time job = $1500 (this does not include commission and other incentives based on sales.)
Net take-home (monthly) from my part-time job = $600

Total monthly income = $2,100

Monthly expenses: $
??Housing:?$285
??Insurance: $50
??Car expenses:?No car payment?
??Utilities: $90
??Phone, cable, internet: $110
??Food, entertainment: $300
??Clothing, household expenses $250
??Credit cards and other loans: $300?

Total monthly expenses:? $1,385
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	28%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	3y 7m
Credit score:	620-639 (Mar-2010)	Total credit lines:	16	Occupation:	Social Worker
Now delinquent:	1	Revolving credit balance:	$376	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	dotsgooseberry	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 45% )	620-639 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	12 ( 36% )	740-759 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	6 ( 18% )
Total payments billed:	33
Description
Home Improvements
Purpose of loan:
This loan will be used to?? do some improvements around the house

My financial situation:
I am a good candidate for this loan because? I have a good credit rating it has dropped lately because so many inquiries trying to find best loan for me.

Monthly net income: $ 5000. I have employment and retirement both over 30000/ yr

Monthly expenses: $
??Housing: $ 630
??Insurance: $ 130
??Car expenses: $300
??Utilities: $ 0
??Phone, cable, internet: $70
??Food, entertainment: $ 100
??Clothing, household expenses $100
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 12.93%	Starting monthly payment:	$31.98

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	1y 0m
Credit score:	760-779 (Mar-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	peaceful-treasure1	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improving Credit Score
Purpose of loan:
This loan will be used to? icrease my credit score.

My financial situation:
I am a good candidate for this loan because? I am a responsible borrower who has more than enough in my savings account to repay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1989	Debt/Income ratio:	24%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	0y 9m
Credit score:	660-679 (Mar-2010)	Total credit lines:	49	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$4,508	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	QWIKPAYBACK4U	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Do you ever feel like screaming ??
Purpose of loan:
I will payoff misc?debt that was incurred due to recent job loss

My financial situation:
Do you ever feel like screaming like one hurdle after another appears before you ??You can't get ahead ? And you just need someone to give you a chance ?
That is why I have come to prosper....Hope you can help me out !

In 2006 due to dropping condo values in So Cal, I attempted to sell my condo, but the interest rates on my variable rate loan killed me and I was forced into BK.
This was discharged in 2006. My lawyer said he had never seen anyone that was not late on even one bill filing BK !
I always pay early and above the minimum payment, but now I would like to pay several small outstanding bills off and increase my scores...
I do hope to buy a home again someday...I plan to pay off this loan in 24 months at the most. My loan will probably be the lowest risk loan you take !!

I?am a college grad and have been in the hi tech field for over 20 years. I have had a consistent job history until Jan 2009 when I was laid off after 9 years...
Went on unemployment but quickly?became employed by May 2009,?although taking a 20%?lower salary to get back in the work force.
I am interviewing currently for a higher paying job by transitioning to the health care?sector with companies such as?Qual Comm, NuVasive, ResMed, GenProbe and others.
I expect to increase my salary by? 5 - 10% in the next 3 to 6 months.?

I currently rent a 2 bdrm apartment?with a roomate, have been at the same address for 4 years.?
I am in good health and have no?children or other dependents.?(Except for my 19 year old cat Tasha shown here in my photo !)

THANKS IN ADVANCE FOR YOUR CONSIDERATION !!

?Monthly net income: $ 3600.00 + $1200 (Roomate) $4800.00

Monthly expenses: $
??Housing: $ 1800.00
??Insurance: $ 125.00
??Car expenses: $600.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1976	Debt/Income ratio:	6%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	2y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	7	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$1,181	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	linzard4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,551.00	< mo. late:	0 ( 0% )	660-679 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
*Re-List* Moving costs and computer
Purpose of loan:
My boyfriend and I are moving into a new apartment and although we are excited for the change, we do not have the full amount required for the move in amount, since we still have to pay rent at our old place and will not get our old deposit back in time. At the same time, our computer is on it's last leg and it is crucial to my boyfriend's employment since he works from home.

My financial situation:
I am working very hard towards building good credit. Although I may be represented as High Risk, it is due to lack of credit history as?I started late since I did not get my first credit card until after college.?I have been doing what I can to build it up and have even received a Prosper?loan and already paid it off. ?

Monthly net income: $ 2,600
My boyfriend's net income is 3,600 and he will also be contributing to pay off this loan.

Monthly expenses: $ about 1250 is my share.
??Housing: $?700
??Insurance: $?140
??Car expenses: $ 100
??Utilities: $?30
??Phone, cable, internet: $?70
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.86%	Starting borrower rate/APR:	32.86% / 35.28%	Starting monthly payment:	$110.08

Auction yield range:	14.04% - 31.86%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	6%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	15y 8m
Credit score:	620-639 (Mar-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,961	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Ibanez411	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	660-679 (Dec-2007)
Principal balance:	$347.10	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Pay off credit cards and medical
Purpose of loan:
This loan will be used to? to pay off my medical bills and credit cards

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time.?

Monthly net income: $ 3548 with my overtime and 2400 without my overtime

Monthly expenses: $
??Housing: $ 770.00
??Insurance: $ 110.00
??Car expenses: $ 322.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300.
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$169.78

Auction yield range:	11.04% - 28.99%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	40%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 12	Length of status:	12y 0m
Credit score:	660-679 (Mar-2010)	Total credit lines:	42	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$22,466	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-diverse-responsibility	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Good People---Poor Quality of Life
Purpose of loan & Our Situation:
This loan will be used to consolidate debt.? We have had a rough time over the past few years.?? I had open heart surgery to replace a pulmonary valve.? I went to the Mayo Clinic, which is #1 in heart surgeries, but my insurance didn't cover everything....so I chose life, over the financial burden it put on my family & myself.? I have been married for five years and have a three year old daughter.? I am looking for this loan to consolidate higher interest rate debt that we have accumulated due to my heart surgery.? We are good people---we work hard, both have full-time jobs, my wife has a second job, we are Christians and treat people the way we want to be treated.? We do our best to uphold our high morals and integrity....even when life brings us down.?? Money isn't something someone should have to stress over.? This isn't our main focus in life and we are generally happy, but our quality of life would be greatly improved with this loan.? Anything anyone can do to help us would be greatly appreciated.?? No taglines---- all we have to offer is the truth.?

Annual incomes:?
Mine:? $40,000
Wife:?? $30,000?

Monthly expenses: $
??Housing: $1450
??Insurance: $150
??Car expenses: $400
??Utilities: $400
??Phone, cable, internet: $200
??Food, entertainment: $200---right now we use credit cards....we don't have anything else?left after all the bills are paid?
??Clothing, household expenses $200
??Credit cards and other loans: $1500??(the minimum payments are outrageous)
??Other expenses: $800?? (daycare- my wife?& I both work full-time)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$240.31

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	4y 1m
Credit score:	720-739 (Mar-2010)	Total credit lines:	20	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$3,762	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	profoster	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	580-599 (Feb-2008) 660-679 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Pay off CCs, Home Improvement
Purpose of loan:
Last year?I did $10,000 worth of work on our home (kitchen and basement remodeling job).? I?have paid off over half of this amount, but?my 0% interest rate ends in June.? There is a total of $4,500 remaining on this promotional account.??I would like?to pay this off in advance, so I am not charged the back interest on this account.? My preference is to use Prosper for this loan and not tap into my 401k account.? I am also requesting an additional $1,500 so that I can finish remodeling our bathroom and keep it all in one loan.? My previous loan with prosper #7506 was paid in full with 35 on-time or early payments.

My financial situation:
My monthly bills are as follows:
Rent/Mortgage $500
Insurance $120
Water, Gas, and Electric?$200
Food $200
Entertainment $110
CCs - With special promo rate?$200
Student Loans - $85
Cell Phones - $100
Internet / Cable? $110
Both of our vehicles are paid off in full
------------------------------------------------------
Total Monthly Bills --> $1625

My take home pay is $2400 per month.? This loan would eliminate the $200 payment above.? Leaving $975 a month to pay towards this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.66%	Starting borrower rate/APR:	32.66% / 35.08%	Starting monthly payment:	$285.49

Auction yield range:	14.04% - 31.66%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1991	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	1y 1m
Credit score:	660-679 (Mar-2010)	Total credit lines:	17	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$18,322	Stated income:	$75,000-$99,999
Amount delinquent:	$2,926	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	deal-admirer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wood Fired Pizza Catering Company
Purpose of loan:
This loan will be used to? Help start a very unique mobile pizza catering business...
A quick Google search tells the tale. Neapolitan style pizza has exploded over the past year or so in this country. New York magazine actually called it a ?revolution? and it?s picking up speed. Pizzamarketplace.com listed this style as one of the best things of 2009, as far as earning potential in the pizza business.

The mobile?pizza catering business?
I have been researching this business over the past year. I have read everything available on the subject, and have made connections with many many people who are doing this across the country. The people I have learned from are very successful pizza caterers. I have gone to visit them, picked their brains, cooked in their ovens, found out how they market their services, and how they make money. Pizza?has very high profit margins, and is?also the most loved and consumed food in the country!

My financial situation:
I am a good candidate for this loan because? I will have?about double the?amount invested that?I am asking from the Prosper community.The business will not conflict with my day job (catering is primarily nights and weekends), and I won't take any?profits from?the business?until after my Prosper loan is paid. This will allow me to focus on running and growing the business the right way. My current?salary is strong and is enough to support my family. My employment is very stable.?First year sales are projected at 70k with a profit margin of 45%. This is a true passion of mine that I am turning into a business. This passion combined with my sales and managerial skills will help ensure my success. Thank you!

*By the way* The amount deliquent on my Prosper rating is an old collection that I had nothing to do with. I have disputed it multiple times, but cannot get it removed. I have not had any late payments in years.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.22%	Starting borrower rate/APR:	15.22% / 15.58%	Starting monthly payment:	$417.28

Auction yield range:	3.04% - 14.22%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	0y 2m
Credit score:	800-819 (Mar-2010)	Total credit lines:	16	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$2,008	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jpyrek	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolodate THIS
Purpose of loan:
This is a plain and simple credit card debt consolidation loan.? With the passage of the CARD act, all of my credit cards have been repriced under broad-based repricing strategies and thus, I am looking to consolidate and pay down the remaining balances

My financial situation:
I am employed as a financial analyst and am ALWAYS on time will all payments and have never defaulted on a loan of any type.? I only have this credit card debt and a mortgage.? My car is fully paid off and I have no student debt from college, no medical debt, or any other debt obligations.? Currently the weight averaged APR on my outstanding balances is at 16.42%.? I work as a financial analyst and am currently a contractor.? I have been at my current contract since January and will be on this contract for the next 18 - 24 months at which point I will begin another one.?

I should be able to pay back this note in less than the 36 months required.

Take Home Pay (after taxes, fica, ss, etc) ~$5,000 I bill hourly, so it varies month to month within about $200 or so, but $5000 is a good round estimate
Expenses
Mortgage - $1650
Utilities - $100
Electricity - $65
Cable/Internet- $106
Cell Phone - $70
Credit Card Minimums - $488 I usually pay way way more than the minimum.
Total Expense ~ $2479 There are no other debt obligations
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.65%	Starting monthly payment:	$63.68

Auction yield range:	11.04% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	6y 2m
Credit score:	680-699 (Mar-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	36
Screen name:	tolerant-credit8	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Save the Oceans
Purpose of loan:
This loan will be used to expand my current aquarium?maintenance business into coral fragmentation.? I have over 15 years experience working with saltwater aquarium animals and have been self-employed since 2004.? My father and I have now discovered the world of coral farming and are working together to make it a profitable business.? This money will be used to purchase additional inventory as well as build a bigger holding unit for the corals.? By growing coral, we help the environment and preserve the oceans.? We will be selling online, ebay and a website www.bluethumbfrags.com, as well as filling orders for my current maintenance customers.? I have a Bachelor's Degree in Business Marketing and the drive and skill to suceed in this business, but I need a little help to get it started.??If you have any questions, please ask.? If this listing doesn't get 100% by the time it ends, check back the following week for the same listing if you would like to re-invest.? Thank you.

My financial situation:
When I was in college, I racked up a lot of credit card debt that hurt me, but I am in a much better financial situation now.? I have paid off both of our vehicles and my wife has a great job.? I have already put in over $2000 of my own money over the last few months and I am confident that I can pay off this loan in the first year.

Monthly net income: $ 4000

Monthly expenses:?
??Housing: $ 600????
??Insurance: $ 70 (car insurance)
??Car expenses: $ 200 (no car payments, just gas)
??Utilities: $ 225
??Phone, cable, internet: $ 140
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $?550 (student loans)
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1993	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 13	Length of status:	14y 11m
Credit score:	660-679 (Mar-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$6,200	Stated income:	$50,000-$74,999
Amount delinquent:	$219	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	commitment-giant	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kill these payday loans, please!
Purpose of loan:
This loan will be used to?pay off EXTREMELY high interest payday loans. I now realize I should have NEVER taken them out in the first place, if only I had known about Prosper first! But our central heat and air went out back in January, and I wiped out my savings to pay for the new unit, but still came up short...and like an idiot took out the payday loans to cover the balance. Now I am drowning, paying only their high interest each month.
My financial situation:
I am a good candidate for this loan because?I have good income at a very stable job, been there for 15 years!?My salary?is?paid via electronic direct deposit on the 1st and 15th of each month, and my net pay for the month is just slightly over $2500. The only expenses I have are my mortagage, insurance and a truck payment that will be paid off this summer. My wife pays for our utilities, food, and credit cards with her salary.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 730
??Insurance: $ 131?
??Car expenses: $ 358 (balance is under $2000 and then my truck will be paid off)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.10%	Starting borrower rate/APR:	22.10% / 24.37%	Starting monthly payment:	$248.57

Auction yield range:	17.04% - 21.10%	Estimated loss impact:	19.20%
Lender servicing fee:	1.00%	Estimated return:	1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	5y 2m
Credit score:	720-739 (Mar-2010)	Total credit lines:	11	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$396	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	usergd182	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	720-739 (Feb-2010) 700-719 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Mainly improve credit score
To whom it may concern,

? I am taking out this loan for the main purpose of improving my credit score and the minor purpose of fixing up my family's recently purchased house. It is a great investment opportunity for you as there is no risk involved. I have a full time job as a carpenter making $25 an hour, have 2 savings accounts with over $7000 in them and am investing in a house in Des Plaines. I don't really have any expenses other than my insurance, cell phone and car payments. All of my other money I am either saving or putting into the house I am fixing up to sell.

??? I have only taken out 1 loan before and that had to be done with a cosigner because my credit was too light. The loan was for the 2007 Pontiac G6 that i recently purchased. I am about half way finished with paying that off but my credit remains very light and my score is only 700. I would like to be able to get a loan by myself and after paying off this loan my credit score should get a lot higher. Lending to this loan will help both of us out and be a great and safe investment for you.

Thank you for your time and help.

Sincerely
JMG

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$351.57

Auction yield range:	8.04% - 15.00%	Estimated loss impact:	7.34%
Lender servicing fee:	1.00%	Estimated return:	7.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	23%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	26 / 24	Length of status:	2y 10m
Credit score:	760-779 (Mar-2010)	Total credit lines:	48	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$8,265	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	profreshonal	Borrower's state:	NewYork	Borrower's group:	All In The Family
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	46 ( 100% )	760-779 (Latest)
Principal borrowed:	$18,200.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008) 680-699 (Jan-2008) 720-739 (May-2007)
Principal balance:	$5,780.67	1+ mo. late:	0 ( 0% )
Total payments billed:	46
Description
Time 2 Consolidate 4 Low Int. Rate
This loan will be used to consolidate the remaining debt from Starting a Family Friendly Barbershop in a local mall. The barbershop has done well and I would like to have a lower interest rate on the remaining debt.?

I have?5 licensed barbers?with their own clientele who have been barbers in this?Barber Salon?since it has opened. The space holds?8 stations comfortably.?On average the barbers have made $800 - $1200 weekly.

I work full-time for the government and have rental property?income from investment property I have owned since 2001. Monthly net from the Barber Salon is $2,300?after all of my expenses. And I HAVE PERFECT PROSPER HISTORY

The net amount includes all operating expenses and a loan repayment of $600 deducted.

FYI - I have no idea why Prosper is giving my rating a C, they have my FICO score as 760-790, my income is higher and my revolving is lower. I noticed they dropped my score a letter every time I borrow and I paid my previous Prosper?Loan off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1981	Debt/Income ratio:	35%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 10	Length of status:	7y 0m
Credit score:	640-659 (Mar-2010)	Total credit lines:	52	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$21,550	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	community-caballero6	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to....pay off 2 credit cards.

My financial situation:
I am a good candidate for this loan because? typically my credit score is in the mid-700's.? I have been working out of the country for a period of time and things have been very difficult to maintain.? This is a temporary situation only.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	9%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	25 / 22	Length of status:	1y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	38	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$34,552	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	joyful-affluence	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off all my credit cards
Purpose of loan:
This loan plus personal cash wil e used to pay off my credit cards.????????

My financial situation:
I am a good candidate for this loan because i have never and will never miss a payment on anything.?also?the reason for the debt is i was transfered to?Georgia from?Michigan and used my cash to?put down on a home.????????

Monthly net income: $20,000.00 in salary and $4800.00 in rental income ?

Monthly expenses: $
??Housing: $ 2000.00
??Insurance: $ 100
??Car expenses: $ 545
??Utilities: $ 350
??Phone, cable, internet: $ 150
??Food, entertainment: $ 1000.00
??Clothing, household expenses $500.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$272.24

Auction yield range:	17.04% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	19%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	1y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	18	Occupation:	Executive
Now delinquent:	3	Revolving credit balance:	$2,356	Stated income:	$50,000-$74,999
Amount delinquent:	$2,302	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	FloridaMortgagePro	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 92% )	660-679 (Latest)
Principal borrowed:	$5,150.00	< mo. late:	2 ( 8% )	640-659 (Jan-2010) 660-679 (Dec-2009) 660-679 (Nov-2009) 720-739 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paid Prosper 1 Yr Early!
Personal: I am am an Operations Manger of a Commercial Refrigeration/AC Company.? My wife and I have a beautiful 3 year old little boy. In the past I had a few bruises on my credit, all is cleaned up and no deliq.? An old judgment on my credit rpt was PIF some time back.?Most of what you see as credit bal on my credit rprt is paid.First prosper loan was paid in Full a year early. It has a zero balance and paid early.

Purpose of loan: Expansion Fitness Bootcamp

I have managed big box companies and know the importance of P & L and budgeting. My debts on time or early.? I am an entrepreneur and driven to succeed.
Monthly net income: $4800.00
Monthly expenses: $ 2576.00?
Housing: $1000.00??
Insurance: $300.00??
Car expenses: $596.00??
Utilities: $180.00??
Phone, cable, internet: $100.00??
Food, entertainment: $300.00??
Credit cards and other loans: $100.00
10 years of personal training experience..Need more equipment and hire more trainers.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	0y 11m
Credit score:	700-719 (Mar-2010)	Total credit lines:	34	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$4,673	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	triumphant-payout9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
You make money helping me!
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	5%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	0y 1m
Credit score:	660-679 (Mar-2010)	Total credit lines:	4	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	abundant-p2p9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car for my family
Purpose of loan:
This loan will be used to purchase a?used car for my family.? I live and work overseas for the US Army as a contractor so it's hard to find a good car overseas that I would be able to take back home with me to the US.? I plan on working overseas for the next few years.? Instead of buying a decent used foriegn car, I would like to buy a decent used car?with?US specs so I can be able to take it back home with me when my service has ended overseas.? This loan will also help my credit rating.? Currently my credit rating is 670+ due to the fact that I haven't opened enough credit accounts.? I want to be able to buy a house for my family when I get back home to the USA.

My financial situation:
I am a good candidate for this loan because I live and work overseas for the US Government which allows me certian benefits that provides major financial relief.? The US Governement pays for my rent and utilities, provides transportation to and from work and provides a cell phone.? My?income is tax free due to working overseas.? I do not have any debts besides?an Army & Air Force?Exchange Service (AAFES)?store card which currently holds?balance of $520.59.? I have never made a late payment in my life, all of my bills are always paid on time.? I save a little over $3,000 every month after taxes and after monthly expenses.

Thank you for taking the time to review my listing and I sincerely appreciate anyone able to help my family and I build good credit.

Monthly net income: $ 4400

Monthly expenses: $?962
??Housing: $ 0
??Insurance: $ 32.00
??Car expenses: $ 80
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?400
??Clothing, household expenses $ 200
??Credit cards and other loans: $?50
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.90%	Starting borrower rate/APR:	10.90% / 13.02%	Starting monthly payment:	$359.61

Auction yield range:	6.04% - 9.90%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	4.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2003	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	2y 3m
Credit score:	720-739 (Mar-2010)	Total credit lines:	16	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$11,876	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	balance-thunder	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan: The purpose of this loan is to minimize the interest rates I am paying across three credit cards, simplify my monthly payments and take steps in the right direction towards aggressively paying this off.

My financial situation: I am a good candidate for this loan because I am a full time, salaried Executive of a Target store in the Twin Cities.?I do not pay rent as I live with my fianc? who owns a home. I pay our bills, and our monthly?average?is 1000.00$ for all of them.?I front load all the bills to be paid the first half of the month and the rest of my monthly paychecks go?towards my car payment and credit cards.?I paid off my student loan from college right away and would like to do so with this one as well.I have maybe missed one payment in my life and hated myself for it. I am a good candidate for this loan because I am responsible, hard working, organized and very driven to get my financial situation back to where a responsible, hard working, organized, driven woman's account?should be.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2005	Debt/Income ratio:	12%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	2y 1m
Credit score:	640-659 (Mar-2010)	Total credit lines:	4	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$5,735	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	akguy	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom from credit card debt
Purpose of loan:
This loan will be used to pay off my credit cards.? I am looking forward to getting free of debt and get some money into my savings account.?

About a year and a half ago, I got out on my own.? I slowly drew down my savings and have used my credit cards more than I should have.? Also, a?year ago my company cut everyone's pay.? Fortunately?we've had a lot of the cut restored. ?With this loan, I'm hoping to get my financial situation back on track.

My financial situation:
I am a good candidate for this loan because I feel I'm pretty good with my?money.? I consistently make timely payments on all my bills.? I always check my monthly statements and regularly check my credit report.?

I am employed full-time and things look good for my position and my company, despite the strain in 2009.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 600
??Insurance: $?70
??Car expenses: $?75
??Utilities: $?80
??Phone, cable, internet: $ 300
??Food, entertainment: $?900
??Clothing, household expenses $?10 (avg/estimate)
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	11.04% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2008	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	10y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	6	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$5,486	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wampum-cheetah8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding etc.
Purpose of loan:
??Im?getting married?soon?and need some cash to help with the abundance of expenses.?

My financial situation:
I pay my bills on time, and would have no problem making payments on this loan.? I own my car, and have no other obligations excluding monthly bills (rent, etc.).

Monthly net income: $ 2700 (Fluctuates slightly, $200-300 +/-)

Monthly expenses: $ 1365 excluding debt payment
??Housing: $ 800
??Car expenses: $ Own my car
??Utilities, Phone, cable, internet: $?165?
??Food, entertainment: $ 300?
??Credit cards and other loans:??Pay 400-600 on credit cards every month.??
??Random?$ 100

One note about my credit history and score.? Im actually a better candidate then what Im given credit for.? I didnt get my first credit card until I was 29, which I know wasnt as smart as I thought I was being.? I didnt understand the importance of building credit from an early age.? In this case, ignorance was not bliss.? Thanks for you consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$167.37

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1979	Debt/Income ratio:	45%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	22 / 15	Length of status:	7y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	54	Stated income:	$50,000-$74,999
Now delinquent:	1	Revolving credit balance:	$165,964
Amount delinquent:	$1,656	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	portages	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008) 680-699 (Aug-2008)
Principal balance:	$2,057.18	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Pay current prosper Loan and Contin
Purpose of loan:
This loan will be used to? pay current prosper loan and use balance of proceeds to finish some other small home projects.

My financial situation:
I am a good candidate for this loan because?? I have two forms of solid income- Soc. Sec. and state pension as well as a long history of borrowing and amortizing debt. Anote to potential bidders, the amount listed as? deliguent is not accurate. When going through with a successful modification of my mortgage, I was told to not make any payments while the mortgage was being modified. The modification resulted in a lowering of payments from 1654 to 928.

Monthly net income: 5,600.00

Monthly expenses: $
??Housing: $ 1,228.00
??Insurance: $ 360.00
??Car expenses: $ 0
??Utilities: $ 180.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 460.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 2150.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 14	Length of status:	1y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$70,108	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wealth-searcher3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of credit card debt
Purpose of loan:
This loan will be used to pay off a very?high interest rate credit card that I have through American Express.

My financial situation:
I am a good candidate for this loan because I am a Business?Banker and have never had any lates on any of the loans that I currently carry.?My title is an?Assistant Vice President responsible for Business Development for a very large mid-western bank and have been in this position for about two years. The reason my scores dropped was because I recently shopped around for a car?loan which I ultimately got through my Bank. However, as a result of that, there were numerous inquiries on my credit report that significantly reduced my credit score.

Monthly net income: $ 7,500

Monthly expenses: $6,500
??Housing: $ 1,100
??Insurance: $ 200
??Car expenses: $ 700
??Utilities: $ 200
??Phone, cable, internet: $200
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 3000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$271.29

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	25%
Basic (1-10):	1	Inquiries last 6m:	17	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	20 / 14	Length of status:	7y 8m
Credit score:	660-679 (Mar-2010)	Total credit lines:	40	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$28,239	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	28
Screen name:	giant787	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$151.62

Auction yield range:	8.04% - 12.00%	Estimated loss impact:	8.26%
Lender servicing fee:	1.00%	Estimated return:	3.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2007	Debt/Income ratio:	12%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	0y 7m
Credit score:	700-719 (Mar-2010)	Total credit lines:	6	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$4,352	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	scrutinzer554	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards
Purpose of loan:
This loan will be used to pay off my Credit Cards and get a lower interest rate then my current credit cards are offering. My credit cards are at about 25% interest and I do not want to pay that ridiculous amount anymore. Like you can see above I have about $4500 revolving credit and that is the only thing this loan is going to be used for.

Please check the numbers: I have good credit, my debt/income ratio is very low and I have NEVER missed any payments on any off my credit cards or loans.

My financial situation:
I am a good candidate for this loan because I have a stable job. I have moved up from a regular salesperson position to assistant district manager in about 7 months. All this accomplished in a bad economy, where moving up is hard/positions are being cut, proves that I can keep my job and move further up in the next 3 years.

Monthly net income: $2100

Monthly expenses: $1815
??Housing: $600
??Insurance: $65
??Car expenses: $200
??Utilities: $50
??Phone, cable, internet: $50
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $250 <- I can bring this back to $150 and save $100 a month
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.75%	Starting borrower rate/APR:	8.75% / 10.84%	Starting monthly payment:	$158.42

Auction yield range:	4.04% - 7.75%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1992	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	9y 6m
Credit score:	740-759 (Mar-2010)	Total credit lines:	20	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$19,520	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	KansasNurse	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down high interest credit
Purpose of loan:
This loan will be used to pay down my higher interest credit accounts.

My financial situation:
I am a great candidate for this loan. I have never been late with payments and never will. I recently inherited 300 acres of farmland so will have income from that.
Credit card interest rates climbed higher for no reason other than the changing bylaws. I am looking for a simple way to borrow money and this seems like a good choice. My husband works as a Technical Rep and earns over 50,000 a year so we will have no problems with payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$63.95

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	2y 10m
Credit score:	740-759 (Mar-2010)	Total credit lines:	21	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$2,890	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unbeatable-basis7	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills
Purpose of loan:
This loan will be used to pay car payments and credit card bills that i have that need to get paid.? any extra will go for pull ups and necessities for my twin boys.

My financial situation:
I am a good candidate for this loan because? i have a full time job working for a great company in Best Buy and I wont miss a payment to pay it back.? I will hope to pay if off sooner than expected.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$332.55

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1984	Debt/Income ratio:	19%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	27y 7m
Credit score:	760-779 (Mar-2010)	Total credit lines:	23	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$267	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	RoadMan777	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 36% )	760-779 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	15 ( 60% )	760-779 (Feb-2010) 680-699 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	1 ( 4% )
Total payments billed:	25
Description
WEDDING HOPEFUL NEEDS YOUR HELP
Purpose of loan:
My first?Prosper Loan has?BEEN PAID-IN-FULL AND WAS?PAID-OFF-EARLY.? I'm requesting this second Prosper Loan?to provide funds for my two daughters who have recently become engaged.?
My wife was?recovering from 2 battles with cancer, but is now fighting her third battle which is terminal.?Our financial situation and credit was adversely affected during the worst times of her illness.?
To see our daughters marry?with my wife by my side would be a blessing!??I've?been a State Trooper with the Florida Highway Patrol for 27 plus?years. I'm a man of integrity and good character who is hopeful to raise these funds for both weddings to happen before my wife looses?her battle with this cancer.? I'm fully capable of paying my bills as well as making an additional monthly payment for this loan.?
With that in mind, and with the hope of wedding blessings?please help my loan get fully funded. Thank you, in advance.

My financial situation:
I offer this snapshot of my monthly financial obligations as a means to show that I am capable of , once again, paying my Prosper account responsibly with the goal of paying off my loan within three years or less:?

Monthly Income: $5916.00 (includes my spouse)
Monthly expenses: $4267.00
Remaining cash flow/savings: $1649.00
Monthly Breakdown...
Housing: $1400.00 (includes taxes & insurance)
Auto Insurance: $79.00
Car expenses: $718.00 (includes gas)
Utilities: $704.00 (electric, telephones, water)?
Cable, Internet: $89.00
Food, entertainment: $600.00
Clothing, household expenses $100.00
Credit cards and other loans: $477.00
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$188.80

Auction yield range:	11.04% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1985	Debt/Income ratio:	4%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	19y 11m
Credit score:	660-679 (Mar-2010)	Total credit lines:	34	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$120,051	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	social-tower	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finally debt free? With your help!
Purpose of loan:
Purpose of this Loan will be to pay the below and finally have no debt other than a 1st Mortgage and HELOC.

Chase Credit Card $1350.00
2009 Taxes of $1200.00
Pay back a Friend who helped me with the remainder of my credit card debt $1500.00
..?

My financial situation:
I am a good candidate for this loan as I have worked in my current job with the federal Government for the past 20 years as of this month.? I also have a part time job also in the same field as my full time work which I have been at for the past 15 years on the weekends.?

I have been a homeowner for the past 18 years and have never missed a payment or had a late payment on a home loan.? I once and for all want to get rid of the remaining debt as I listed above ($4000.00)?and have just a single loan payment here on Prosper.?

*****NOTE-? The revolving credit balance above shows $120,000.00.? That is my HELOC which is $118,500.00 and the Chase credit card which is $1500.00.? I have no other open credit cards/lines.???

I have ample income leftover each month to make this payment.?

Thanks for reading and your consideration.? Please ask any questions.

I'm honest and laid out all my expenses below.?

Monthly net income: $4279

Monthly expenses: $2050.00?
??Housing: $1340?
??Insurance: $100
??Car expenses: $ 0 (Free and clear)
??Utilities: $?70
??Phone, cable, internet: $80
??Food, entertainment: $150?
??Clothing, household expenses $80?
??Credit cards and other loans: $30 (Chase)
??Other expenses: $200.00 (Property Taxes)?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	1y 11m
Credit score:	660-679 (Mar-2010)	Total credit lines:	13	Occupation:	Pilot - Private/Com...
Now delinquent:	0	Revolving credit balance:	$1,411	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 3	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	GRKATP	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car
Purpose of loan:
This loan will be used to buy a used car for myself.?

My financial situation:
I am a good candidate for this loan because, I have no outstanding loans and very little debt.

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 950.00
??Insurance: $ 90.00
??Car expenses: $ 120.00
??Utilities: $ 70.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$505.41

Auction yield range:	11.04% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2007	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	3y 1m
Credit score:	720-739 (Mar-2010)	Total credit lines:	6	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$46	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	loan-jalapeno	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new Furniture. parents visit
Purpose of loan:
This loan will be used to buy new furniture and my parents are coming from India. My dream is to take them to different places in USA.

My financial situation:
I am a good candidate for this loan because I have never delayed any payment, have full time job, and I am very good person and will make sure to pay your money on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$150.50

Auction yield range:	17.04% - 30.00%	Estimated loss impact:	26.76%
Lender servicing fee:	1.00%	Estimated return:	3.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	26%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	15 / 7	Length of status:	10y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	38	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$28,230	Stated income:	$25,000-$49,999
Amount delinquent:	$16,246	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	coin-opera195	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Debts
Purpose of loan:
This loan will be used to pay off my credit cards.

My financial situation:
I am a good candidate for this loan because I'm a responsible father who pays his bills on time and has a good?job?history. This loan will payoff four credit cards?with high intrest rates.?I currently pay about $325 a month?in credit cards payment so I know I can handle?the payments. Credit Cards I owe.
Captial One $480 24% Interest Rate
GM $800 21% Interest Rate
BestBuy $250 21% Interest?Rate
American General $300 18% Interest Rate

All negative information on my credit report has to due with my home modification that I'm finishing up. I also would use some of the money to buy my girlfriend of 10 years a engagement ring. Please help!

Montthly Expenses:

? Housing: $?750
??Insurance: $ 200
??Car expenses: $ 575
??Utilities: $ 300
??Phone, cable, internet: $?100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 325

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.66%	Starting borrower rate/APR:	32.66% / 35.08%	Starting monthly payment:	$219.61

Auction yield range:	14.04% - 31.66%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	77%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 13	Length of status:	14y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	29	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$55,982	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	warrior359	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I will make th required repayment?

Monthly net income: $ 1900.00

Monthly expenses: $
??Housing: $ 350.00
??Insurance: $ 100.00
??Car expenses: $ 240.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	7y 7m
Credit score:	700-719 (Mar-2010)	Total credit lines:	16	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$7,833	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 4	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	goodhearted-economy0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Secured Loan
The $25,000 against my custom H2 is for the following type of transactions. Our newest investor will only due 80% of the purchase price and I am short some of the cash. I have additional collateral for higher loan amounts.

We have complete several of the following described deals to date and could do more with more capital. Our original investor has passed away. The house we now have appraised for $330,000 by a Wells Fargo approved appraiser. We have an exit buyer who is approved to buy the home by Wells Fargo for $330,000. Next, we need an agreement to sell the house from the investor to the exit buyer. We need to get POF from an investor to submit an offer to buy for the already Bank offered price and contract of $280,000 as a short sale this includes back taxes, Realtor fees etc., from Wachovia in cash. When offer is accepted by Wachovia from the investor /buyer, we will submit for funding the agreement from the investor to sell to our exit buyer. After the bank has accepted the investor offer he places the $280,000 into his escrow buying the home from Wachovia. We close on the sale to the investor and then sell to the exit buyer. The amount of time to record and close should be around 30 - 45 days since all contingencies have already been met and the exit buyer is buying as is. We will pay the investor points to do this transaction and the remaining balance between the $330,000 and the $280,000 goes to the original home seller through Prom note placed into second escrow.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$361.72

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	18%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	24y 4m
Credit score:	660-679 (Mar-2010)	Total credit lines:	44	Occupation:	Police Officer/Corr...
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$956	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-dignified-euro	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to?remodel????????

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $5500????

Monthly expenses: $
??Housing: $ 1300????
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $?100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,350.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	18.49%	Starting borrower rate/APR:	19.49% / 21.72%	Starting monthly payment:	$640.29

Auction yield range:	8.04% - 18.49%	Estimated loss impact:	7.43%
Lender servicing fee:	1.00%	Estimated return:	11.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1969	Debt/Income ratio:	36%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 13	Length of status:	3y 10m
Credit score:	780-799 (Mar-2010)	Total credit lines:	44	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$111,409	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	commanding-affluence2	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grandpa to pay off credit cards
Purpose of loan:
This loan will be used to consolidate some credit card debt. I used credit cards to do some home improvements over the past year and the debt is spread across a few credit cards. The interest rates aren't that great on my credit cards anymore (the banks seem to raise them for no reason), so I'd like to simply use this loan to consolidate the payments into one payment that is more simple for an old grandpa like me to manage. I'd also like to lower my overall interest rate, and payoff my credit card debt altogether. Ideally I'd like to be debt free and enjoying retirement with my wife and family within 5 years.

My financial situation:
I am a good candidate for this loan because:

I am current on all of my debtI have never missed a payment. My wife and I are very stable financially having only owned 3 homes in the past 40 years and not once in that time have I ever missed a payment on any type of loan.I have excellent credit scores (high 700's across all three credit bureaus). In addition to my regular monthly income, I just began receiving social security payments and a pension, so my income is now just under $100,000/year. My wife also works and earns approximately the same salary that I do.Other than my mortgage payment ($2400/month), a student loan that I took out for my son, and my credit card balances, I am almost debt free. I am also very conservative with my money and I do not buy frivolous things.I am 67 and nearing retirement, but I am planning on working for the next several years so I can stay busy (although my grandsons are doing a great job of keeping me active!).I am married to my beautiful wife of 41 years and we have 2 great sons and 3 grandsons.
The credit card expenditures that I made were uncharacteristic for me, but I decided to use the credit cards for the home improvements rather than applying for a traditional bank loan -- simply because I heard that it was hard to get a traditional loan in this economy. So that is why the debt is scattered across multiple credit cards. It appears that Prosper has given me a "C" rating only because they say I have a high revolving credit balance. However, what they don't tell you is that a majority of that revolving credit balance is a Home Equity Line of Credit that is secured by real estate from when we originally purchased our house four years ago. If you took out that HELOC from my revolving credit calculation, I'm sure I'd be rated a "AA". I'm looking forward to paying off my credit cards and spending more time with my grandsons rather than paying multiple credit cards every month. Thank you for your time!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,137.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.25%	Starting borrower rate/APR:	20.25% / 22.49%	Starting monthly payment:	$303.44

Auction yield range:	17.04% - 19.25%	Estimated loss impact:	26.08%
Lender servicing fee:	1.00%	Estimated return:	-6.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2003	Debt/Income ratio:	23%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 3	Length of status:	2y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,402	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unbeatable-investment372	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
School & Payoff Credit Cards
I want to return to school to become a Certified Massage Therapist and payoff my high interest credit cards.

I am a single mom from Michigan with a daughter that is currently a Sophmore in College. The last couple years have been hard on us, just like everyone else. I worked for a telecommunications company for over 9 years and my position was outsourced overseas. I had to file Chapter 13 Bankruptcy due to the loss of income. I surrendered my home, my car and entered into a 100% wage earner plan and I was able to pay off my Bankruptcy 10 months early. It was discharged in '07 and is scheduled to be removed from my records in Dec 2011. Since my Bankruptcy was discharged I have slowly been rebuilding my credit and making sure that all my credit cards used to rebuild my credit have been paid on time and I have never been late. Unfortunately with the Bankruptcy on my public record still I am unable to get approved for government loans and the banks and credit unions will not assist me, so this is my last option to be able to get the funds to return to school and payoff the high interest credit cards that I used to rebuild my credit.

I currently do not have a mortgage payment or car payment. I live with a relative and they own their home. I purchased my car outright after my Bankruptcy. The only expenses I have at this time is car insurance for me and my daughter, home phone, cable and internet and gas for my car to and from work.

The Tuition for my classes is approximately $5800.00 and the payoff on my high interest credit cards, dental/medical card is approximately $2500.00. The APR on the credit cards range from 9.90% to 22.98% and two of them have annual fees. If the loan is funded I will be able to become Certified in 6mos and it will give me the opportunity to increase my annual income.

Thank You for considering investing and funding me and my future.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$487.40

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1998	Debt/Income ratio:	37%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	12y 6m
Credit score:	800-819 (Mar-2010)	Total credit lines:	17	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$12,751	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	investment-acrobat	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sample development and production
Purpose of loan:To assist with start up costs for our unique new concept in Mens Apparel.
This loan will be used to?pay for sample development already in motion, as well as fund some start up costs such web and print development.

My financial situation:I have good credit, and it has only been lowered as the banks took away the very lines of credit that they sold me on. My credit score used to be high 700's, it is now 730. I have not been late on a payment for my house, my credit cards, my business loans, in over 5 years, even through the challenges of the last 2 years. I am trying find more personalized funding outside of the banks. I have always paid my contractors on time, and have been disheartened by traditional banks taking away the credit I have worked so hard to earn. I am also the co-borrower on my mortgage, sharing 1/2 of the debt with a family member, although the entire amount shows up on my credit score and debt to income ratio.
I am a good candidate for this loan because?I have been very successful in sales and marketing for over 10 years, and founded The Action Labor Collaborative Inc, a rep agency in Northern California/Nevada. We are responsible for growing brands from zero distribution to over 200 dealers with over 2 million dollars in regional sales annually. We currently manage 7 brands, that include mens apparel, shoes, snowboard outerwear, boots, snowboards, and eyewear. I am now designing my own mens apparel brand to sell to the over 200 dealers I have worked with over the years. I have a strong global network of sales reps and distributors to sell my product. I also recently won a top award from the San Francisco Renaissance Entrepreneur Center (www.rencenter.org/) for "The Best Business idea" as demonstrated through my extensive business plan. I would love the opportunity to share my business plan with anyone interested. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$490.41

Auction yield range:	17.04% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	40%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	3y 8m
Credit score:	680-699 (Mar-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$7,334	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	web9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses
Purpose of loan:
My Fiance and I are getting married. Although we have some money saved, I would love to give my fiance the wedding she deserves.? To some they might not view this as a reasonable expense, but this is something we take very seriously since this is a once in a lifetime event. We have purchased a home together, we have just put my fiance through nursing school and now we would like to officially spend the rest of our lives together. We have been together for almost 6 years and we were friends before that. There is not a doubt in our minds that this is the next chapter in our lives. We would very much appreciate any help to make this dream become a reality.

My financial situation:
I am a good candidate for this loan because I am a 29 year old homeowner of 2 years that has been employed full-time for nearly 4 years with Best Buy, a multinational retailer of technology and entertainment products and services.? I have always made my financial obligations a top priority since my bankruptcy in 2003 and have had a solid credit history since.

Monthly net income: $
$2170

Monthly expenses: $
? Housing: $ 0 *
? Insurance: $ 83
? Car expenses: $ 351 (Last Payment 9/10)
? Utilities: $ 0 *
? Phone, cable, internet: $ 0 *
? Food, entertainment: $ 125
? Clothing, household expenses $ 40
? Credit cards and other loans: $ 255
? Other expenses: $ 0 *

? *Fiance pays for these expenses

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.25%	Starting borrower rate/APR:	9.25% / 11.35%	Starting monthly payment:	$159.58

Auction yield range:	8.04% - 8.25%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	0.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 8	Length of status:	2y 10m
Credit score:	700-719 (Mar-2010)	Total credit lines:	30	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$19,841	Stated income:	$50,000-$74,999
Amount delinquent:	$9,152	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	29
Screen name:	DiggingOut_MSP	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Erasing debt, need a better rate
Purpose of loan:
This loan will be used to pay off credit card debt at the lower interest rate you're willing to offer me.

My financial situation:
I am a good candidate for this loan because I've been aggressively reducing my debt, and I'm looking for interest rate relief to speed up the process.? Currently, my average interest rate on my credit card debt is 10.3%.

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 500
??Insurance: $
??Car expenses: $
??Utilities: $ 75
??Phone, cable, internet: $ 65
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1300 (well above minimum due)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	11.04% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2004	Debt/Income ratio:	31%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	1y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	27	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$5,002	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	urbane-money	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ONE PAYMENT
Purpose of loan:
This loan will be used to? PAY THREE CREDIT CARDS SO I COULD HAVE ONE PAYMENT INSTEAD OF THREE.

My financial situation:
I am a good candidate for this loan because? I WORK FOR A COMPANY THAT'S DOING GREAT IN THIS DOWN ECONOMY AND? I HAVE JOB SECURITY.

Monthly net income: $ 3166 A MONTH. I WILL MAKE BI-WEEKLY PAYMENT ON EVERY PAYDAY.

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 80
??Car expenses: $ NONE COMPANY CAR
??Utilities: $ 100
??Phone, cable, internet: $ 160
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$320.24

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	5%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	4y 9m
Credit score:	860-879 (Mar-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$196	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reverent-basis5	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate Mortgage PMI
Purpose of loan:
This loan will be used to pay down my mortgage to get rid of PMI payment which is $194 a month.

My financial situation:
I am a good candidate for this loan because this opportunity is pure arbitrage. I over pay my mortgage by about $1,000 a month to reduce my balance. With?this loan I would save months of PMI payments plus interest on mortgage balance. Right now my mortgage interest rate is 5% so if I could get a loan bellow that amount, that would be even more in savings for me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$723.45

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	18 / 13	Length of status:	2y 3m
Credit score:	660-679 (Mar-2010)	Total credit lines:	35	Occupation:	Computer Programmer
Now delinquent:	4	Revolving credit balance:	$38,417	Stated income:	$75,000-$99,999
Amount delinquent:	$11,795	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	26
Screen name:	thrilling-reward0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Basement Finishing
Purpose of loan:
This loan will be used to finish basement

My financial situation:
I am a good candidate for this loan because I will use money for home improvement.? I repay all loans and obligations. Also will receive $600 rent from basement when rented.

Monthly net income: $?4300 with spouse

Monthly expenses: $ $1500
??Housing: $ 1200
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.05%	Starting borrower rate/APR:	12.05% / 14.18%	Starting monthly payment:	$116.33

Auction yield range:	4.04% - 11.05%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	15 / 12	Length of status:	17y 1m
Credit score:	720-739 (Mar-2010)	Total credit lines:	31	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$187	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	bountiful-interest2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Up and coming craft store
Purpose of loan:
This loan will be used to?pay off?for a used van for my wifes home business. About 7 years ago my wife started creating and selling hand crafted Pittsburgh Steeler memorabilia from our home. From there it moved to a store front where our business has really climbed. But anyway, the purposes of the loan will be used to purchase a van for my wife to transport, deliver, and pick up supplies for?our business as well as have a custom design about the company placed on the window. It would also be perfect because our son just left for college and we would like to give her currnet car to him being that he will be about 12 hrs away from any family.

My financial situation:
I am a good candidate for this loan because I pay all?my debts, and they are on time every month. I have stability in my income (w/the same company?for 17yrs), stability at home (home owner), and I am dependable. Because I take borrowing money very seriously I will paying the payments on time or early every month to making sure that you get the money you invested in me back.?I have listed all of my monthly bills below for you to consider and I hope that you find me worthy of this investment.

Thank You

Monthly Net Income: 3400
Monthly expenses: $?1790
??Housing: $?250
??Insurance: $?160
??Car expenses: $?315 +gas
??Utilities: $?240
??Phone, cable, internet: $?125
??Food, entertainment: $?500??
? Credit cards: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 34.02%	Starting monthly payment:	$42.45

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	12%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 5	Length of status:	12y 5m
Credit score:	600-619 (Mar-2010)	Total credit lines:	30	Occupation:	Analyst
Now delinquent:	5	Revolving credit balance:	$1,499	Stated income:	$50,000-$74,999
Amount delinquent:	$2,955	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	hardworking4me	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 54% )	600-619 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	7 ( 29% )	620-639 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	4 ( 17% )
Total payments billed:	24
Description
Medical relief
Purpose of loan:
(explain what you will be using this loan for)?
I have spent a lot of money on medical bills this year due to another surgery.??To establish?better credit I have to pay off?those on collection?reflected on my credit reports as well as my current medical bills not as yet turned over to a collection agency.
My financial situation:
(explain why you are a good candidate for paying back this loan)
I am a good candidate for re-paying this loan.??I just paid off a Prosper Loan earlier than contracted.? I have a steady job and am on a salary, so I am able to budget paying my debt payments. ?Even when I was out on medical leave, I have short term disability which pays me the same salary as when I was working. ?I care for my 17 year old granddaughter who is currently pregnant.? I need to find a larger, more steady living environment than I currently have to have space for the new baby due in August.
Monthly net income: $ 2300

Monthly expenses: $
??Housing: $?940.00
??Insurance: $?Paid
??Car expenses: $ 240.08 + gas
??Utilities: $?50
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?200.00
??Other expenses: $ 250.00 (monthly medications) + 2500.00 (medical bills that needs to be paid off)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	22%
Basic (1-10):	1	Inquiries last 6m:	17	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 5	Length of status:	6y 7m
Credit score:	680-699 (Mar-2010)	Total credit lines:	18	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$2,282	Stated income:	$25,000-$49,999
Amount delinquent:	$396	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bold-agile-point	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Better arbitrage than banks
Purpose of loan:
This loan will be used to? Consolidate credit cards..I am done with banks and credit cards..My credit just got ruined this month by a credit card company because I was on automatic payments through my bank and?I did not realise that I was supposed to update it every year. I came back from a trip and found out that my sears card account with a balance of $6000 was not paid and is now closed without explanation and?now I have a delinquency on my credit report after never missing a payment in my entire?life..the credit card company has refused to remove the delinquency on my credit report saying that it's my fault even though it was a very honest mistake. So now I want to pay off all my credit cards and be done with credit cards for once and for all.?

I intend on?only?having one loan where the payments are withdrawn?directly from my bank account every month. After that travesty,?I am done with credit cards. Once I get funding here and?pay the credit cards?off, I will rip all of them to pieces. Plus my credit cards all have interest rates in the high 20's?which is even more motivation to get rid of them in favor of a loan with a lower fixed rate. I regret that I didn't find out about this site earlier.

My financial situation:
I am a good candidate for this loan because?I have never missed a payment in my life..My credit report attests to this fact..I also think it's better to do business with like minded people on main street instead of the big financial institutions because it's a win-win situation for the regular guy..That's why I am delighted to have found out about this site.

Monthly net income: $2500

Monthly expenses: $
??Housing: $?900
??Insurance: $?140 (2 cars)
??Car expenses: $ none
??Utilities: $ 100
??Phone, cable, internet: $?180
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $?600
??Other expenses: $ 200

My wife and I both work so the monthly expenses are split two ways..

Information in the Description is not verified.